                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 2, 2001




                                RSA Security Inc.
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               (Exact name of registrant as specified in charter)



 Delaware                          000-25120                     04-2916506
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(State or other juris-            (Commission                  (IRS Employer
diction of incorporation)         File Number)               Identification No.)



174 Middlesex Turnpike, Bedford, MA                                01730
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (781) 515-5000



                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On November 2, 2001, RSA Security Inc. (the "Company") entered into an Amendment to Rights Agreement (the "Amendment No. 1"), with State Street Bank and Trust Company N.A. and EquiServe Trust Company, N.A., which amendment was effective as of July 11, 2001, whereby the Company amended its Rights Agreement, dated as of July 20, 1999 (the "Rights Agreement"), to appoint EquiServe Trust Company, N.A. as successor Rights Agent to State Street Bank and Trust Company, the predecessor Rights Agent. On March 19, 2002, the Company entered into Amendment No. 2 to Rights Agreement with the Rights Agent (the "Amendment No. 2"), whereby the Company amended the Rights Agreement to (i) exclude any Exempted Persons from the definition of Acquiring Person and (ii) define Exempted Persons as each of Citigroup Inc., a Delaware corporation, Salomon Smith Barney Holdings Inc., a New York corporation, Salomon Brothers Holding Company Inc., a Delaware corporation, and Salomon Smith Barney Inc., a New York corporation, provided that such parties hold less than a certain specified percentage of the outstanding shares of the Company's Common Stock. Amendment No. 2 further provides that in the event an Exempted Person's beneficial ownership changes such that its resulting percentage ownership of the then outstanding shares of Common Stock is outside of the specified range set forth in the definition, then such entity will cease to be an Exempted Person at such time.

      Amendment No. 1 and Amendment No. 2 are attached hereto as Exhibit 4.1 and
Exhibit 4.2, respectively, and each is incorporated herein by reference. The foregoing description of each of Amendment No. 1 and Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to such Exhibits.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits


Exhibit No.       Description
-----------       -----------
   4.1            Amendment to Rights Agreement, dated as of November 2, 2001, by and among RSA Security Inc., State Street Bank and Trust
                  Company and EquiServe Trust Company, N.A.

   4.2            Amendment No. 2 to Rights Agreement, dated as of March 19,
                  2002, by and between RSA Security Inc. and EquiServe Trust
                  Company, N.A.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2002                      RSA Security Inc.
                                          -----------------
                                          (Registrant)



                                          By: /s/ John F. Kennedy
                                          ------------------------------------
                                          John F. Kennedy
                                          Senior Vice President, Finance and
                                          Operations, and Chief Financial
                                          Officer and Treasurer

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
   4.1            Amendment to Rights Agreement, dated as of November 2, 2001, by and among RSA Security Inc., State Street Bank and Trust
                  Company and EquiServe Trust Company, N.A.

   4.2            Amendment No. 2 to Rights Agreement, dated as of March 19,
                  2002, by and between RSA Security Inc. and EquiServe Trust
                  Company, N.A.